Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
23.	SUBSEQUENT EVENTS
As of January 2022, Cango has sold all of its equity interest in Li Auto. The Company has sold an aggregate of 2,271,774 ADS of Li Auto at an average price of $31.09 per ADS for US$70,620,565 (RMB449,170,972), net of commission and related service fee.
Pursuant to the Share Repurchase Program 2021 authorized on August 19, 2021, the Company had repurchased 1,503,645 ADSs from the open market with cash in the aggregate amount of approximately US$4 million up during the period from January 1, 2022 to April 21, 2022.
On April 22, 2022, the Board of Directors of the Company authorized a new share repurchase program (the “New Share Repurchase Program”) under which the Company may repurchase up to US$50 million worth of its outstanding (i) American depositary shares (“ADSs”), each representing two fully paid Class A ordinary shares, and/or (ii) fully paid Class A ordinary shares over the next 12 months starting from April 25, 2022 through open market transactions at prevailing market prices, privately negotiated transactions, block trades or any combination of the foregoing.
On April 22, 2022, the Board of Directors of the Company approved an interim special cash dividend of US$0.5 per ordinary share of the Company (or US$1 per ADS of the Company) to holders of the Company’s Class A ordinary shares and Class B ordinary shares as of the close of business of May 25, 2022 (Eastern Time).
On April 22, 2022, the Board of Directors of the Company authorized the grant of (i) an option to purchase 6,000,000 Class A ordinary shares to Mr. Xiaojun Zhang, and (ii) an option to purchase 6,000,000 Class A ordinary shares to Mr. Jiayuan Lin. These share options are granted in consideration of Mr. Zhang and Mr. Lin’s roles in guiding the Company’s profitable investment in Li Auto. The share options shall vest immediately upon grant and have an exercise price of US$1.2951 per Class A ordinary share.